Investor Presentation November 2022 1

Disclaimer This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2021 and quarterly report on Form 10-Q for the period ended September 30, 2022, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, May 3, 2018, June 14, 2018, September 28, 2018, February 28, 2019, May 3, 2019, October 4, 2019, February 28, 2020, March 1, 2022 and November 2, 2022 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward-looking statements in this presentation. 2

Investment Highlights & Portfolio 1) Vector's operating income from the tobacco segment was $360.3 million and $337.8 million for the year ended December 31, 2021 and the last twelve months ended September 30, 2022, respectively. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed November 2, 2022. Please also refer to the Disclaimer to this document on Page 2. 3 Holding company with two primary businesses GAAP financial results History of strong earnings $343.8M Adjusted EBITDA from continuing operations for the last twelve months ended September 30, 2022(1) $342.1M Tobacco Adjusted EBITDA for the last twelve months ended September 30, 2022(1) Reported GAAP net income of $219.5 million, $110.6 million and $174.2 million for the year ended December 31, 2021 and the nine months ended September 30, 2022 and 2021, respectively Reported operating income of $320.4 million, $249.7 million and $251.9 million for the year ended December 31, 2021 and the nine months ended September 30, 2022 and 2021, respectively Tobacco Offers the best value propositions in the U.S. cigarette industry Real Estate Diversified portfolio of consolidated and non- consolidated real estate investments On December 29, 2021, Vector completed the distribution to its stockholders of Douglas Elliman Inc. as a standalone publicly traded company

Investment Highlights & Portfolio (cont.) 1) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). 4 Maintains substantial liquidity Seasoned management team MSA cost advantage 28 years average tenure of CEO, COO, CFO and General Counsel with Vector as of September 30, 2022 8% of Vector’s equity is beneficially owned by management team and directors Perpetual cost advantage over the largest U.S. tobacco companies $371M of cash, marketable securities and long-term investments at holding company as of September 30, 2022 $160M-$170M annual cost advantage range from 2012 to 2021(1) $174M of cash at Liggett as of September 30, 2022, which will be primarily used to pay Liggett's current MSA liability ($214.3 million at September 30, 2022) + = of consolidated cash, marketable securities and long-term investments as of September 30, 2022 $545M

Tobacco Operations 5

Consistent and strong cash flow Overview 6 4th largest U.S. cigarette manufacturer; founded in 1873 Core Discount Brands Montego, Eagle 20’s, Pyramid, Grand Prix, Liggett Select and Eve Average Retail Prices Below Leading Premium Brand 30% 15%50% Discount Category ▪ Momentum and growth for brands priced in the deep discount segment ▪ Approximately 35% of current volumes exempt from payment due to perpetual MSA grandfathered market share Partner Brands ▪ USA, Bronson and Tourney $342.1M tobacco adjusted EBITDA for the last twelve months ended September 30, 2022(1) $9.7M capital expenditures with capital requirements related to tobacco operations for the last twelve months ended September 30, 2022, including $4.5 million on factory modernization (below) $14M current capital expenditure commitments, of which $4.5 million (above) has been funded, associated with factory modernization throughout 2022 and 2023 $0.90(2) current cost advantage per pack on first 1.93% of cigarettes sold in the United States compared to the largest U.S. tobacco companies Pursuant to the MSA ▪ Liggett has no payment obligations unless its market share exceeds an exemption of approximately 1.65% of total cigarettes sold in the United States, ▪ Vector Tobacco has no payment obligations unless its market share exceeds an exemption of approximately 0.28% of total cigarettes sold in the United States 1) Vector's operating income from the tobacco segment was $360.3 million and $337.8 million for the year ended December 31, 2021 and the last twelve months ended September 30, 2022, respectively. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed November 2, 2022. Please also refer to the Disclaimer to this document on Page 2. 2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). $160M-$170M MSA exemption annual cost advantage range for Liggett and Vector Tobacco from 2012 to 2021

History Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. 1) Vector’s operating income from the tobacco segment was $261.6, $319.5, $360.3 and $337.8 for the years ended December 31, 2019, 2020 and 2021 and the last twelve months ended September 30, 2022, respectively. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on November 2, 2022. Please also refer to Table 2 of Exhibit 99.2 to the Company’s Current Reports on Form 8-K, filed October 2, 2015, November 15, 2016, and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed March 1, 2022. 7 T o b ac co A d ju st e d EB IT D A 1 ($ M ill io ns ) D o m e stic M arke t S h are $ 79 $ 77 $ 12 1 $ 11 1 $ 12 7 $ 13 0 $ 14 4 $ 14 6 $ 15 8 $ 17 0 $ 16 5 $ 15 8 $ 17 4 $ 18 6 $ 19 8 $ 20 9 $ 24 3 $ 26 8 $ 25 3 $ 24 9 $ 27 0 $ 32 8 $ 36 4 $ 34 2 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0% 4.0% 4.1% 4.0% 5.1% MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA Liggett maintains its focus on maximizing long-term Tobacco Adjusted EBITDA by effectively managing pricing, volumes and market share Today Repositioned Eagle 20’s as a national deep discount brand Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase Relaunched deep discount brand Grand Prix 1999 2005 2009 2013 Expansion of Deep Discount brand Montego to all markets 2020-2021

Adjusted U.S. Tobacco Industry Market Share (1), (2) Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM (last twelve months) ended 9/30/2022. 1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Prominent Premium brand, and sold a portfolio of brands. 2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 9.8% in 2003, 2006, 2014 and last twelve months ended September 30, 2022, respectively. 8 46.7% 48.8% 47.4% 44.7% 20.9% 19.2% 18.4% 14.6% 2.9% 3.7% 2.7% 3.2% 2.4% 2.4% 3.4% 5.1% 0.3% 0.4% 1.5% 3.0% 7.7% 8.8% 12.4% 12.9% 9.3% 8.8% 6.7% 6.8% 2003 2006 2014 LTM 9/30/2022 2003 2006 2014 LTM 9/30/2022 2003 2006 2014 LTM 9/30/2022 2003 2006 2014 LTM 9/30/2022 28.9% 28.4% 32.4% 30.4% Philip Morris USA Reynolds American Liggett 2.89% 3.65% 2.71% 3.19% 2.44% 2.36% 3.36% 5.13% 9.26% 8.81% 6.74% 6.77% 2003 2006 2014 LTM 9/30/2022 2003 2006 2014 LTM 9/30/2022 12.15% 12.47% 9.45% 9.96% 12.2% 12.5% 9.5% 10.0% Newport – Prominent Premium brand acquired by RAI in 2015 Brands acquired by ITG in 2015 Legacy brands Santa Fe tobacco – acquired by RAI in 2002 ITG Brands

U.S. Cigarette Industry Volume Change by Segment(1) 9 -9.6% -13.3% 14.7% -15% -10% -5% 0% 5% 10% 15% 20% Premium Traditional Discount Deep Discount C ha ng e in V o lu m e 87.8% of Deep Discount Volume is Sold in Non-EDLP Outlets(2), (3) Source: Management Science Associates ("MSAi") RIS Database for the 52 weeks ended October 1, 2022. The source for the database is reporting by tobacco distributors, who are constituents of the MSAi RIS database and represent approximately 95% of distributor shipments to retailers selling cigarettes in the United States. 1) For the last twelve months ended September 30, 2022. 2) The Deep Discount category currently includes brands whose national average retail price is at least 40% lower than the average of the leading Premium cigarette brands. Montego , which represented 40% of Liggett’s volume for the twelve months ended September 30, 2022, is included in the Deep Discount category and all other Liggett brands are included in the Traditional Discount category. 3) Every Day Low Price (“EDLP”) stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. Liggett’s unit sales volume was 60% in Traditional Discount and 40% in Deep Discount(2) U.S. Cigarette Industry unit sales volume was 17% in Traditional Discount and 11% in Deep Discount(2)

Liggett’s Volume is More Heavily Weighted in Non-EDLP Stores(1) 10 18.5% 81.5% EDLP Non-EDLP 51.0%49.0% EDLP Non-EDLP Liggett Industry Source: Management Science Associates RIS Database 52 Weeks Ended October 1, 2022. 1) Every Day Low Price (“EDLP”) stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. (1) (1)(1) (1)

Wholesale List Price Increases in 2020, 2021 and 2022 11 Brands Effective Date Action Montego Eagle 20's Pyramid Liggett Select, Eve and Grand Prix Amount per pack 2020 February 17, 2020 List Price increase $ - $ 0.08 $ 0.08 $ 0.08 June 22, 2020 List Price increase - 0.11 0.11 0.11 November 2, 2020 List Price increase - 0.13 0.13 0.13 2021 January 25, 2021 List Price increase $ - $ 0.14 $ 0.14 $ 0.14 June 28, 2021 List Price increase - 0.14 0.14 0.14 September 27, 2021 List Price increase - 0.15 0.15 0.15 2022 January 31, 2022 List Price increase $ 0.10 $ 0.15 $ 0.15 $ 0.15 April 29, 2022 List Price increase - 0.16 0.16 0.16 May 1, 2022 Promotional spending reduction 0.10 - - - July 29, 2022 October 28, 2022 List Price increase List Price increase 0.16 0.10 0.16 0.16 0.16 0.16 0.16 0.16

Average per Pack Price (Retail) – EDLP Stores(1) and Non-EDLP (1) Stores 12 $8.00 $6.81 $5.16 $7.10 $6.17 N/A $8.02 $7.57 $6.41 $6.94 $5.49 $4.11 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Largest Premium Brand Largest Discount Brand Prominent Discount Brand Relaunched In 2021 Pyramid Eagle 20's Montego A ve ra g e P ac k P ric e EDLP Non-EDLP(1), (2) (1), (2) Source: Company Estimates in Liggett's markets for the 13 weeks ended October 1, 2022. 1) Every Day Low Price (“EDLP”) stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. 2) Company retail pricing estimates include State Excise Tax and, as such, average brand pricing estimates maybe impacted by the degree of geographic diversity in the retail store population sample.

Liggett’s Distribution is Value-Focused 13 46.3% 36.4% 8.3% 9.0% Convenience Stores Tobacco Outlets, Mass Merchandisers and Variety Stores Grocery Stores All Other 65.7%13.4% 5.9% 15.0% Convenience Stores Tobacco Outlets, Mass Merchandisers and Variety Stores Grocery Stores All Other Liggett Industry Source: Management Science Associates, Inc.'s RIS Database for the 52 weeks ended October 1, 2022.

Analysis of Retail Volume - EDLP (1) Stores and Non-EDLP (1) Stores 14 56.4% 76.1% 83.6% 44.6% 16.5% 4.2% 43.6% 23.9% 16.4% 55.4% 83.5% 95.8% 0% 20% 40% 60% 80% 100% Largest Premium Brand Largest Discount Brand Prominent Discount Brand Relaunched In 2021 Pyramid Eagle 20's Montego % o f B ra nd V o lu m e EDLP Non-EDLP(1), (2) Source: Management Science Associates, Inc.'s RIS Database for the 13 weeks ended October 1, 2022. 1) Every Day Low Price (“EDLP”) stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. 2) Company retail pricing estimates include State Excise Tax and, as such, average brand pricing estimates maybe impacted by the degree of geographic diversity in the retail store population sample. (1), (2)

Tobacco Litigation and Regulatory Updates ▪ Litigation — In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs • Liggett agreed to pay $62 million in cash and annual payments of $3.4 million from 2015 to 2028 • As of September 30, 2022, 22 Engle progeny cases remain pending — Liggett is also a defendant in 60 non-Engle smoking-related individual cases and two smoking-related actions where either a class has been certified or plaintiffs are seeking class certification — The Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleges that Liggett owes Mississippi approximately $39 million in damages (including interest through September 2022). Proceedings are ongoing and Liggett posted a bond for $24 million in June 2022. To date Liggett has been unsuccessful in its efforts to defeat this matter ▪ Regulatory — Since 1998, the MSA has restricted the advertising and marketing of tobacco products — Certain states have passed legislation banning the sale of menthol cigarettes — Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products • On May 4, 2022, FDA published a proposed rule to prohibit menthol as a characterizing flavor in cigarettes • On June 21, 2022, the FDA indicated it plans to publish a proposed rule in May 2023 that establishes a tobacco product standard reducing the level of nicotine in cigarettes to non-addictive levels 15

Real Estate Operations 16

Real Estate Overview ▪ New Valley LLC owns interests in numerous properties and real estate projects in different asset classes, including planned communities, condominium and mixed-use developments, apartment buildings, hotels and commercial properties ▪ New Valley has approximately $186 million(1) invested, as of September 30, 2022, in a broad portfolio of real estate ventures ▪ On December 29, 2021, Vector completed the distribution to its stockholders of Douglas Elliman Inc. as a standalone public company. Douglas Elliman Inc. (NYSE: DOUG) owns the real estate brokerage, ancillary services operations and PropTech investment businesses formerly owned by Vector through New Valley. New Valley’s interest in numerous real estate properties and projects remain owned by Vector. 1) Net of cash returned. 17

Real Estate Summary(1) 1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10-Q for the period ended September 30, 2022. 2) Includes interest expense capitalized to real estate ventures of $11,749. 18 ($ Thousands) Net cash invested Cummulative earnings / (loss) (2) Carrying value(2) Projected construction end date Range of ownership Number of investments Land owned All other U.S. areas (17,516)$ 17,516$ -$ N/A 100.0% - (17,516)$ 17,516$ -$ - Real Estate Investments at Cost All other U.S. areas 1,000$ -$ 1,000$ N/A 2.5% 1 1,000$ -$ 1,000$ 1 Condominium and Mixed Use Development (Minority interest owned) New York City SMSA 45,570$ (26,976)$ 18,594$ 2023 4.2% - 37.0% 6 All other U.S. areas 81,786 (11,660) 70,126 2023 - 2025 12.5% - 89.1% 12 127,356$ (38,636)$ 88,720$ 18 Apartments (Minority Interest owned) All other U.S. areas 11,350$ (1,374)$ 9,976$ N/A 50.0% 1 11,350$ (1,374)$ 9,976$ 1 Hotels (Minority interest owned) New York City SMSA 8,354$ (7,438)$ 916$ 2023 0.4% - 12.3% 3 All other U.S. areas 8,350 (8,350) - N/A N/A - International 6,048 (4,222) 1,826 N/A 49.0% 1 22,752$ (20,010)$ 2,742$ 4 Commercial and Other (Minority interest owned) New York City SMSA (4,912)$ 12,821$ 7,909$ N/A 45.4% - 49.0% 3 All other U.S. areas 3,426 4,067 7,493 N/A 1.6% 1 (1,486)$ 16,888$ 15,402$ 4 Total 143,456$ (25,616)$ 117,840$ 28 Summary New York City SMSA 49,012$ (21,593)$ 27,419$ 12 All other U.S. areas 88,396 199 88,595 15 International 6,048 (4,222) 1,826 1 143,456$ (25,616)$ 117,840$ 28 ($ in thousands)

Financial Data 19

Adjusted Historical Financial Data 1) Revenues include federal excise taxes of $451, $462, $435 and $504, respectively. 2) On December 29, 2021, Vector Group Ltd. completed the distribution of its real estate brokerage, services and PropTech investment business into a new stand-alone public company, Douglas Elliman Inc. (NYSE:DOUG), through a distribution of Douglas Elliman’s common stock to Vector Group Ltd. stockholders. The historical results of the real estate brokerage, services and PropTech investment business owned by Douglas Elliman Inc. are excluded from revenues and are now reflected as income from discontinued operations, net of income taxes, in Vector Group Ltd.’s Consolidated Statements of Operations. 3) Vector’s Net income for the periods presented was $101, $92.9, $219.5 and $155.9, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company’s Current Reports on Form 8-K, filed on February 28, 2020, March 1, 2022, and November 2, 2022, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP. Please also refer to the table on Page 22 for a reconciliation of Net Income to Adjusted EBITDA. 4) Adjusted EBITDA has been computed using a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis.. The reconciliation is located on Page 22. Because Douglas Elliman Inc.’s results are reflected within discontinued operations, they are excluded from the financial information provided above. 20 $759 Revenues(1)(2) ($ in millions) $5 $24 $18 $23 $1,115 $1,205 $1,202 $1,368 $1,120 $1,229 $1,220 $1,391 2019 2020 2021 LTM 9/30/22 Adjusted EBITDA(3)(4) ($ in millions) ($17) ($16) ($19) ($11) $1 $0 $4 $13 $271 $328 $364 $342 $254 $311 $350 $344 2019 2020 2021 LTM 9/30/2022 Corporate & Other Real Estate Tobacco

Summary 21

Vector Group ▪ Vector Group Ltd., a holding company owning Tobacco and Real Estate businesses, and holding consolidated cash, investment securities and long-term investments of $545 million(1) at September 30, 2022 ($371 million, excluding cash at Liggett) ▪ Vector’s CEO, COO, CFO and General Counsel have an average tenure of 28 years with the Company and, along with directors, beneficially own approximately 8% of Vector’s common stock Tobacco segment ▪ Liggett is the fourth-largest U.S. cigarette manufacturer with 5.1% wholesale market share and 5.2% retail market share for the last twelve months ended September 30, 2022 ▪ From April 1, 2010, to March 31, 2020, was the only major U.S. cigarette manufacturer to increase both market share and unit volumes ▪ $342 million(2) of Tobacco Adjusted EBITDA for the last twelve months ended September 30, 2022 Real Estate segment ▪ New Valley owns a diversified portfolio of consolidated and non-consolidated real estate investments carried at $118 million at September 30, 2022. ▪ New Valley’s portfolio of real estate ventures exists in various markets throughout the U.S., including New York City, Miami, Los Angeles, Las Vegas and Nashville Summary 1) At September30, 2022, the total amount of $545 million includes cash at Liggett of $174 million. 2) Vector Group Ltd.’s operating income from the tobacco segment was $360.3 million and $337.8 million for the year ended December 31, 2021 and the last twelve months ended September 30, 2022, respectively. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed November 2, 2022 (Tables 2 and 5) and March 1, 2022 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. 22

Adjusted EBITDA Reconciliation Source: Company filings. 1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt. 2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings from Ladenburg Thalmann Financial Services of $53.4 million for the year ended December 31, 2020 and equity earnings from Castle Brands of $16.4 million for the year ended December 31, 2019. 3) Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results. 4) Represents amortization of stock- based compensation. 5) Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation. 6) Represents the tobacco segment's settlement of a long- standing dispute related to the Master Settlement Agreement. 7) Transaction expenses include expenses incurred in connection with the Company’s spin-off of Douglas Elliman Inc. into a standalone, public company, which occurred on December 29, 2021. 8) Some numbers may not add due to rounding. 23 ($ Millions) FYE December 31, ($ Millions) 2019 2020 2021 9/30/2022 9/30/2021 LTM 9/30/2022 Net income attributed to Vector Group Ltd. 101.0$ 92.9$ 219.5$ 110.6$ 174.2$ 155.9$ Net (income) loss attributed to Vector Group Ltd. from discontinued operations (7.1) 34.0 (72.1) - (57.7) (14.6) Interest Expense 137.5 121.3 112.7 83.4 85.0 111.1 Tax Expense 31.1 54.1 62.8 41.7 53.0 51.5 Net loss attributed to non-controlling interest 0.0 - (0.2) - (0.1) (0.1) Depreciation and Amortization 9.2 9.1 7.8 5.4 5.9 7.3 EBITDA 271.8$ 311.4$ 330.5$ 241.1$ 260.3$ 311.2$ Change in Fair Value of Derivatives Embedded Within Convertible Debt (1) (26.4) (5.0) - - - - Equity in (Earnings) Loss from Investments(2) (17.0) (56.3) (2.7) 5.2 (1.5) 4.0 Equity in Losses (Earnings) from Real Estate Ventures(3) 27.8 44.7 (10.3) 4.2 (12.5) 6.5 Loss (gain) on extinguishment of debt 4.3 - 21.4 (0.4) 21.4 (0.4) Stock-Based compensation expense (4) 9.5 9.5 14.8 6.3 8.1 13.0 Litigation settlement and judgment (income) expense (5) 1.0 0.3 0.2 0.2 - 0.4 Impact of MSA settlement (6) - 0.3 (2.7) (2.1) (2.7) (2.1) Transaction expenses (7) - - 10.5 - 3.4 7.1 Net gains on sales of assets - (2.3) (0.9) - (0.9) - Other, net (16.7) 8.6 (10.7) 5.0 (9.9) 4.3 Adjusted EBITDA Attributed to Vector 254.1$ 311.4$ 350.1$ 259.5$ 265.6$ 343.8$ Operating Income (Loss) by Segment Tobacco 261.6$ 319.5$ 360.3$ 254.1$ 276.6$ 337.8 Real Estate 0.6 (0.6) 4.1 7.8 (0.6) 12.5 Corporate & Other (27.6) (24.5) (43.9) (12.2) (24.1) (32.0) Operating Income 234.6$ 294.4$ 320.4$ 249.7$ 251.9$ 318.3$ Adjusted EBITDA Attributed to Vector by Segment Tobacco 270.5$ 328.0$ 364.4$ 256.6$ 278.9$ 342.1 Real Estate 0.8 (0.3) 4.3 7.9 (0.5) 12.7 Corporate & Other (17.1) (16.4) (18.6) (5.0) (12.7) (10.9) Adjusted EBITDA Attributed to Vector 254.1$ 311.4$ 350.1$ 259.5$ 265.6$ 343.8$ Nine Months Ended